UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2011

Footstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11681	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey		07430
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 934-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOOTSTAR, INC. OWNERSHIP LIMITATION

THE COMPANY HAS A SHAREHOLDER RIGHTS AGREEMENT, WHICH CONTAINS PROVISIONS THAT PROHIBIT ANY PERSON OR GROUP FROM ACQUIRING BENEFICIAL OWNERSHIP OF MORE THAN 4.75 PERCENT OF THE COMPANY’S COMMON STOCK WITHOUT ITS PRIOR CONSENT AND AS FURTHER PROVIDED THEREIN.

The Rights Agreement (the “Rights Plan”), dated as of March 8, 1999, between the Company and Mellon Investor Services LLC, as Rights Agent, was filed as Exhibit 1 to the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on March 9, 1999. The Rights Plan was amended by Amendment No. 1 to the Rights Plan, dated as of May 31, 2002, which was filed as Exhibit 2 to the Company’s Form 8-A/A filed with the SEC on June 4, 2002. The Rights Plan was additionally amended by Amendment No. 2 to the Rights Plan, dated as of February 14, 2009, which was filed as Exhibit 4.1 to the Company’s Form 8-K filed on February 4, 2009.

Item 1.01    Entry into a Material Definitive Agreement.

On January 3, 2011, CPEX Pharmaceuticals, Inc., a Delaware corporation (“CPEX”), FCB I Holdings Inc., a Delaware corporation (“NewCo”), FCB I Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of NewCo (“Merger Sub” and each of NewCo and Merger Sub a “Buyer Entity” and collectively, the “Buyer Entities”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into CPEX (the “Merger”) with CPEX surviving as a wholly-owned subsidiary of NewCo.

Merger Sub is a wholly owned subsidiary of NewCo, which is owned 80.5% by Footstar Corporation, a Texas corporation (“Footstar Corp”), and 19.5% by an unaffiliated investment holding company (the “19.5% Shareholder”). Footstar Corp is a wholly owned subsidiary of Footstar, Inc. (the “Company”). Following the Merger, CPEX, through Footstar Corp’s ownership interest in NewCo, will be an 80.5% owned subsidiary of Footstar Corp. In exchange for their respective 80.5% and 19.5% ownership of NewCo, Footstar Corp and the 19.5% Shareholder are providing approximately $3.2 million and approximately $0.8 million, respectively, in equity financing to fund the Merger.

Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of CPEX, the Buyer Entities, Footstar Corp and the Company, at the effective time of the Merger (the “Effective Time”), each share of CPEX common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $27.25 in cash, without interest (the “Merger Consideration”). Immediately prior to the Effective Time, each outstanding unvested and non-exercisable CPEX stock option will become fully vested and exercisable. As of the Effective Time, each outstanding CPEX stock option that is outstanding immediately prior to the Effective Time will be cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price for such CPEX stock option and (ii) the total number of shares underlying such CPEX stock option. Immediately prior to the Effective Time, each outstanding CPEX restricted stock unit will become fully vested and cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the Merger Consideration and (ii) the total number of shares underlying such CPEX restricted stock unit.

The Merger Agreement contains customary representations, warranties and covenants of CPEX and the Buyer Entities, including, among others, (i) covenants by CPEX to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period and (ii) representations and warranties of the Buyer Entities as to their capitalization and the financing of the Merger with regard to the Loan Agreement and the Footstar Commitment Letter and the Black Horse Commitment Letter (each defined and described below).  CPEX has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit CPEX’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with any alternative business combination transactions.

The Merger is conditioned upon, among other things, adoption and approval of the Merger Agreement by the shareholders of CPEX, CPEX having a balance of at least $15 million in cash and cash equivalents as of the closing date of the Merger (after giving effect to all fees, costs and expenses incurred by CPEX in connection with the Merger and the transactions contemplated by the Merger Agreement), obtaining all required regulatory approvals and other customary conditions. The Merger Agreement also provides that the closing shall occur no earlier than April 4, 2011. The closing of the Merger is not subject to a financing contingency.

The Merger Agreement contains certain termination rights for both CPEX and the Buyer Entities, and provides that, upon termination of the Merger Agreement under specified circumstances, CPEX may be required to pay the Buyer Entities a termination fee of $1.9 million, including if it accepts a superior acquisition proposal.

Concurrently with the execution and delivery of the Merger Agreement, FCB I LLC, a Delaware limited liability company and wholly-owned subsidiary of Merger Sub (the “Borrower”), and certain debt financing parties and The Bank of New York Mellon, as Agent, entered into a loan agreement (the “Loan Agreement”) pursuant to which such debt financing parties will provide debt financing in the form of a $64 million secured term loan to the Borrower to effect the Merger pursuant to the terms of the Loan Agreement. The term loan shall bear interest at “LIBOR” plus 16% per annum and matures on the earlier of January 3, 2026 or the date any of CPEX’s patents that are associated with Testim expire. The term loan contains customary events of default for loans of such nature.

Concurrently with the execution and delivery of the Merger Agreement, Footstar Corp entered into a letter agreement with CPEX and the Buyer Entities pursuant to which Footstar Corp has agreed to provide $3 million in secured financing to and undertake other obligations on behalf of CPEX and the Buyer Entities (the “Footstar Commitment Letter”).  The Footstar Commitment Letter provides that Footstar Corp will provide such financing in the form of a bridge loan to be funded at or prior to the closing of the Merger and which matures four business days following the closing. The loan is to bear interest at 20% per annum and provide for a fee of 3% of the principal amount (less accrued interest) payable to Footstar Corp, due upon repayment of the loan. The Footstar Commitment Letter provides that the loan shall contain customary events of default for loans of such nature. Under the terms of the Footstar Commitment Letter, the proceeds of the financing are to be used to (a) fund the payment of consideration payable pursuant to the Merger Agreement and related purposes (including the payment of related fees and expenses) or (b) satisfy certain damages awarded to CPEX as a result of fraud or certain breaches by any Buyer Party of any of the obligations of the Buyer Parties under the Merger Agreement.

Concurrently with the execution and delivery of the Merger Agreement, Black Horse Capital LP, a Delaware limited partnership, and Black Horse Capital Master Fund Ltd., a Cayman Islands exempted company, entered into a letter agreement with CPEX and the Buyer Entities pursuant to which they have agreed to provide $10 million in secured financing to and undertake other obligations on behalf of CPEX and the Buyer Entities (the “Black Horse Commitment Letter”). The Black Horse Commitment Letter has substantially the same terms as the Footstar Commitment Letter.

Concurrently with the execution of the Merger Agreement, NewCo, Footstar Corp and the 19.5% Shareholder entered into a Stockholders’ Agreement (the “Stockholders Agreement”), which provides certain provisions governing the control and operation of each of the Buyer Entities, Borrower and CPEX (as the surviving corporation of the Merger), restrictions on the transfer of shares of NewCo common stock and various other prohibitions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference.  The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about CPEX or the Buyer Entities, contains representations and warranties of each of CPEX and the Buyer Entities.  The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Concurrently with the execution of the Merger Agreement, certain directors and employees of CPEX entered into voting agreements with NewCo and Merger Sub (collectively, the “Voting Agreements”), pursuant to which such individuals have agreed, among other things, to vote their respective shares of CPEX common stock for the adoption and approval of the Merger Agreement and against any alternative proposal and against any action or agreement that would frustrate the purposes of, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement.

In connection with the Merger, Footstar Corp requested reinstatement pursuant to Section 11.202 of the Texas Business Organizations Code and such reinstatement was approved by the Office of the Texas Secretary of State on December 31, 2010.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 8.01    Other Events.

On January 4, 2011, the Company issued a press release announcing, among other things, the execution of the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.

Additional Information

The Company and CPEX and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of CPEX in connection with the proposed transaction.  Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K and Amendment No. 1 thereto, which were filed with the SEC on March 18, 2010 and April 21, 2010, respectively, as supplemented by other Company filings with the SEC.  Information regarding CPEX’s directors and executive officers, including their ownership of CPEX securities, is set forth in the proxy statement for CPEX’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010, as supplemented by other CPEX filings with the SEC.  Other information will be contained in a proxy statement and other relevant materials to be filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the proposed transaction; financing of the proposed transaction; the ability to satisfy the closing conditions set forth in the Merger Agreement, including CPEX obtaining the approval of its shareholders and those conditions related to regulatory approvals; the ability of the parties to consummate the proposed transaction and such other risks and uncertainties as are detailed in Footstar’s Annual Report on Form 10-K filed with the SEC on March 18, 2010, CPEX’s Annual Report on Form 10-K filed with the SEC on March 29, 2010 and in the other reports that Footstar and CPEX periodically file with the SEC.  You may read any materials filed by the Company with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC  20549, and you may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an Internet web site, www.sec.gov, which contains reports, proxy and information statements and other information which we file electronically with the SEC. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.

The statements in this document reflect the expectations and beliefs of the Company’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change.  The Company undertakes no obligation to update or revise these statements, except as may be required by law.  These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions, including the proposed transaction, that may be undertaken. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this document.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings, Inc. and FCB I Acquisition Corp.*

99.1	Press release issued on January 4, 2011 by Footstar, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOOTSTAR, INC.

Dated: January 6, 2011	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
2.1	Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings, Inc. and FCB I Acquisition Corp.

99.1	Press release issued on January 4, 2011 by Footstar, Inc.